                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2001

                             FRITZ COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   0-020548              94-3083515
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)      Identification Number)

                               706 MISSION STREET
                        SAN FRANCISCO, CALIFORNIA 94103
          (Address of Principal Executive Offices, Including Zip Code)

                                 (415) 904-8360
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

         Fritz Companies, Inc. has issued a press release relating to the acquisition by United Parcel Service, Inc. of Fritz Companies, Inc. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

Exhibit No.   Description
-----------   -----------
99.1          Press Release dated May 24, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2001


                                    FRITZ COMPANIES, INC.


                                    By: /s/ JAN H. RAYMOND
                                       --------------------------------------
                                       Jan H. Raymond
                                       Secretary



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\
                                 EXHIBIT INDEX


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
Exhibit No.       Description                         Page
-----------       -----------                         ----
99.1              Press Release dated May 24, 2001     5






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